Exhibit 10.7 FUNDING GUARANTY THIS FUNDING GUARANTY (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, this “Guaranty”) is made this 5th day of July, 2023, by PACIFIC OAK SOR PROPERTIES, LLC, a Delaware limited liability company, having an address at 3200 Park Center Drive, Suite 800, Costa Mesa, CA 92626, Attention: Brian Ragsdale (“Guarantor”) in favor of DEUTSCHE PFANDBRIEFBANK AG, a German bank (“PBB”), having an address at Parkring 28, 85748 Garching, Germany, Attention: Karsten Imhoff as administrative agent (in such capacity, “Administrative Agent”) for the Lenders from time to time party to the Loan Agreement (as defined below) (each Lender, together with its successors and assigns, individually, a “Lender” and, collectively, the “Lenders”). RECITALS: A. 110 WILLIAM PROPERTY INVESTORS III, LLC, a Delaware limited liability company (“Borrower”) and INVESCO CMI INVESTMENTS, L.P. (“Original Administrative Agent”) entered into that certain Senior Loan Agreement dated as of March 7, 2019 (the “Original Closing Date”) (as assigned to Administrative Agent pursuant to that certain Assignment and Assumption Agreement made by Original Administrative Agent to Administrative Agent dated as of May 29, 2019 (the “Assignment and Assumption Agreement”)), which Senior Loan Agreement was amended on April 29, 2022 by that certain First Amendment to Senior Loan Agreement, on September 7, 2022 by that certain Second Amendment to Senior Loan Agreement, on January 9, 2023 by that certain Third Amendment to Senior Loan Agreement, on April 10, 2023 by that certain Letter Agreement, on May 8, 2023 by that certain Letter Agreement and on June 8, 2023 by that certain Letter Agreement (collectively, the “Original Loan Agreement”). Borrower and Lender also entered into that certain Building Loan Agreement dated as of March 7, 2019 (the “Original Building Loan Agreement”) (as assigned to Administrative Agent pursuant to the Assignment and Assumption Agreement). B. Pursuant to the Original Loan Agreement, the Original Building Loan Agreement and other Loan Documents set forth in the Original Loan Agreement, Borrower is the borrower of (x) the Senior Loan from the Lenders in the outstanding principal amount of $214,961,891.97 (the “Original Senior Loan”), (y) the Building Loan from the Lenders under the Amended and Restated Building Loan Agreement in the outstanding principal amount of $24,096,964.78 (the “Original Building Loan”) and (z) the Supplemental Loan from PBB in the principal amount of $9,610,000.00 (the “Original Supplemental Loan”; together with the Original Senior Loan and the Original Building Loan, the “Original Loan”). C. Borrower has requested and the Lenders have agreed to restructure the terms of the Original Loan including, without limitation, an increase of the Original Supplemental Loan from PBB by an additional $56,674,426.00 (the “Supplemental Loan Upsize”, and together with the Original Loan, the “Loan”). D. Administrative Agent, Lenders and Borrower have entered into that certain Amended and Restated Senior Loan Agreement (which amends and restates the Original Loan Agreement in its entirety) and Administrative Agent and Borrower have entered into that certain Supplemental Building Loan Agreement, each dated as of the date hereof (collectively, the “Loan 2 Agreement”), which Loan Agreement sets forth the terms and conditions of the Loan to Borrower secured by certain Property as defined and more particularly described in the Loan Agreement; E. Guarantor is an Affiliate of Borrower and will receive direct or indirect benefit from Lenders’ making of the Loan to Borrower. F. The Loan is evidenced by those certain Promissory Notes as more particularly described in the Loan Agreement (collectively, as the same may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, herein called, the “Note”). G. Any capitalized term used and not defined in this Guaranty shall have the meaning given to such term in the applicable Loan Agreement. This Guaranty is one of the Loan Documents described in the Loan Agreement. NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to the Lenders to continue to extend credit to Borrower, Guarantor hereby guarantees to the Administrative Agent and the Lenders the prompt and full payment and performance of the Guaranteed Obligations (defined below), this Guaranty being upon the following terms and conditions: 1. Guaranteed Obligations. Subject to the terms and conditions hereof, (a) Guarantor hereby unconditionally and irrevocably guarantees to Administrative Agent and the Lenders the payment of the Guaranteed Obligations (as hereinafter defined) upon the earlier of (x) the punctual payment as and when due and (y) the Maturity Date, whether by lapse of time, by acceleration of maturity, or otherwise. (b) As used herein, the term “Guaranteed Obligations” means an amount equal to $105,000,000.00, which amount shall be reduced on a dollar-for-dollar basis as amounts are actually contributed by Borrower or Guarantor from and after the Effective Date to TI/LC Costs, Capital Expenditures, Other TI/LC Costs and other Interest/Carry Shortfalls from sources other than Loan proceeds or cash flow from the Property, as reasonably confirmed by Lender. Notwithstanding anything to the contrary herein or in the other Loan Documents, in no event shall the Guaranteed Obligations be duplicative of (nor shall Guarantor be responsible for) any amounts for which Guarantor is responsible or for which Lender has pursued and/or collected pursuant to the Completion Guaranty. 2. Certain Agreements and Waivers by Guarantor. (a) Guarantor hereby agrees that each of the following shall constitute Events of Default hereunder (i) the occurrence of a default, beyond expiration of applicable notice and cure periods, by Guarantor in payment of the Guaranteed Obligations, or any part thereof, when such indebtedness becomes due and (ii) an “Event of Default” with respect to Guarantor under Section 10.1 of the Loan Agreement. 3 (b) Upon the occurrence of any Event of Default hereunder, the Guaranteed Obligations, for purposes of this Guaranty, shall be deemed immediately due and payable at the election of Lender. Guarantor shall, within ten (10) Business Days upon written demand by Administrative Agent, pay the Guaranteed Obligations to Lender. Subject to applicable Legal Requirements, it shall not be necessary for Administrative Agent and Lenders, in order to enforce such payment, first to (i) institute suit or pursue or exhaust any rights or remedies against Borrower or others liable for the Debt, (ii) enforce any rights against any security that shall ever have been given to secure the Debt, (iii) join Borrower, or any others liable for the payment or performance of the Guaranteed Obligations or any part thereof in any action to enforce this Guaranty and/or (iv) resort to any other means of obtaining payment or performance of the Guaranteed Obligations. (c) Suit may be brought or demand may be made against all parties who have signed this Guaranty or any other guaranty covering all or any part of the Guaranteed Obligations, or against any one or more of them, separately or together, without impairing the rights of Administrative Agent or any Lender against any party hereto. (d) In the event any payment by Borrower or any other Person to Administrative Agent or any Lender in satisfaction of the Guaranteed Obligations is held to constitute a preference, fraudulent transfer or other voidable payment under any applicable bankruptcy, insolvency or similar law, or if for any other reason Administrative Agent is required by law to refund such payment or pay the amount thereof to any other party, such payment by Borrower or any other party to Administrative Agent or any Lender in satisfaction of the Guaranteed Obligations shall not constitute a release of Guarantor from any liability hereunder and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by Administrative Agent or any Lender of this Guaranty or of Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Administrative Agent or such Lender or paid by Administrative Agent or such Lender to another Person (which amounts shall constitute part of the Guaranteed Obligations), and any interest paid by Administrative Agent or any Lender and any reasonable attorneys’ fees, out-of- pocket costs and expenses actually paid or incurred by Administrative Agent or any Lender in connection with any such event. If acceleration of the time for payment of any amount payable by Borrower under any Loan Document is stayed or delayed by any law or tribunal, any amounts due and payable hereunder shall nonetheless be payable by Guarantor within ten (10) Business Days following written demand by Administrative Agent. 3. Subordination. If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor: (a) such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to the property of Borrower securing the same shall, at all times, be subordinate in all respects to the Guaranteed Obligations 4 and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligations; (b) Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantor until the Guaranteed Obligations have been fully and finally paid and performed; provided that it is expressly understood and agreed that the foregoing does not apply to dividends, distributions, return of capital (or other payments made directly or indirectly by Borrower to Guarantor (in each case from Excess Cash Flow)) and otherwise in accordance with the terms of the Loan Documents prior to the occurrence and during the continuation of a Cash Trap Period which Guarantor shall have the absolute right to receive and retain; (c) Guarantor hereby assigns and grants to Administrative Agent a security interest in all such indebtedness and security therefor, if any, of Borrower to Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below; provided, however, Administrative Agent shall not exercise any remedies with respect to such security unless an Event of Default exists or as otherwise expressly set forth in this Section 3(c). In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Administrative Agent and the Lenders shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not an Event of Default shall have occurred or be continuing under any of the Loan Documents), dividends and payments that are payable upon any obligation of Borrower to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Obligations have been fully and finally paid and performed. If, notwithstanding the foregoing provisions, Guarantor should receive any payment, claim or distribution that is prohibited as provided above in this Section, Guarantor shall pay the same to Administrative Agent promptly, Guarantor hereby agreeing that it shall receive the payment, claim or distribution in trust for Administrative Agent, for the benefit of Lenders and shall have absolutely no dominion over the same except to pay it promptly to Administrative Agent, for the benefit of Lenders; and (d) Guarantor shall promptly upon written request of Administrative Agent from time to time execute such documents and perform such acts as Administrative Agent may reasonably require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section. 4. Other Liability of Guarantor or Borrower. If Guarantor is or becomes liable, by endorsement or otherwise, for any indebtedness owing by Borrower to Lenders other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Administrative Agent and the Lenders hereunder shall be cumulative of any and all other rights that Administrative Agent and the Lenders may have against Guarantor.

5 5. Assignment by Administrative Agent or any Lender. This Guaranty is for the benefit of Administrative Agent and each Lender and their successors and assigns, and in the event of an assignment made in accordance with the Loan Agreement of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Obligations so assigned, may be transferred with such Guaranteed Obligations. To the extent permitted by law, Guarantor waives notice of any transfer or assignment of the Guaranteed Obligations, or any part thereof, and agrees that failure to give notice will not affect the liabilities of Guarantor hereunder. 6. Binding Effect. This Guaranty is binding not only on Guarantor, but also on Guarantor’s heirs, personal representatives, successors and assigns. Upon the death of Guarantor, if Guarantor is a natural person, this Guaranty shall continue against Guarantor’s estate as to all of the Guaranteed Obligations, including that portion incurred or arising after the death of Guarantor and shall be provable in full against Guarantor’s estate, whether or not the Guaranteed Obligations are then due and payable. If this Guaranty is signed by more than one Person, then all of the obligations of Guarantor arising hereunder shall be jointly and severally binding on each of the undersigned, and their respective heirs, personal representatives, successors and assigns, and the term “Guarantor” shall mean all of such Persons and each of them individually. Without limitation of any other term, provision or waiver contained herein, Guarantor hereby acknowledges and agrees that it has been furnished true, complete and correct copies of the Loan Documents and has reviewed the terms and provisions thereof (including, without limitation, the Guaranteed Obligations). 7. Nature of Guaranty. Guarantor hereby acknowledges and agrees that this Guaranty (a) is a guaranty of payment and not only of collection and that Guarantor is liable hereunder as a primary obligor (solely with respect to the Guaranteed Obligations), (b) shall only be deemed discharged after the indefeasible satisfaction in full of the Guaranteed Obligations, and (c) shall not be reduced, released, discharged, satisfied or otherwise impacted in connection with (i) any act or occurrence that might, but for the provisions hereof, be deemed a legal or equitable reduction, satisfaction, discharge or release and/or (ii) Administrative Agent’s or any Lender’s enforcement of remedies under the Loan Documents and (d) shall survive the foregoing and shall not merge with any resulting foreclosure deed, deed in lieu or similar instrument (if any), but in all cases subject to the provisions of Section 30 hereof. 8. Governing Law; Forum. (a) THIS GUARANTY WAS NEGOTIATED IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE 6 FULLEST EXTENT PERMITTED BY LAW, EACH OF GUARANTOR, AND BY ITS ACCEPTANCE OF THIS GUARANTY, ADMINISTRATIVE AGENT AND LENDERS HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS GUARANTY, THE NOTE AND THE OTHER LOAN DOCUMENTS, AND THIS GUARANTY, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW EXCEPT AS SPECIFICALLY SET FORTH ABOVE. (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST ADMINISTRATIVE AGENT ANY LENDER OR GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY AT ADMINISTRATIVE AGENT’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. GUARANTOR DOES HEREBY DESIGNATE AND APPOINT: Sheppard Mullin Richter & Hampton LLP 30 Rockefeller Plaza, 39th Floor New York, New York 10112 Attention: Ross Honig, Esq. AS ITS AUTHORIZED AGENT TO TAKE, RECEIVE AND FORWARD PROCESS ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO GUARANTOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON GUARANTOR, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. GUARANTOR (I) SHALL GIVE PROMPT NOTICE TO ADMINISTRATIVE AGENT OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. 7 9. Invalidity of Certain Provisions. If any provision of this Guaranty or the application thereof to any Person or circumstance shall, for any reason and to any extent, be declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other Person or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other Persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable Legal Requirements. 10. Attorneys’ Fees, Costs and Expenses of Collection. Guarantor shall pay within ten (10) Business Days of written demand by Administrative Agent, all reasonable out-of-pocket costs and expenses (including court costs, reasonable attorneys’ fees, investigative costs and all other reasonable out-of-pocket costs and expenses actually incurred by Administrative Agent and/or any Lender in the enforcement of or preservation of Administrative Agent’s and/or any Lender’s rights under this Guaranty), whether or not suit is filed herein, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal, or whether in connection with the collection and enforcement of this Guaranty against any other Guarantor, if there be more than one. Guarantor agrees to pay interest on any expenses or other sums due to Administrative Agent and the Lenders under this Section 10 that are not paid when due, at the Default Rate. Guarantor’s obligations and liabilities under this Section 10 shall survive any payment or discharge in full of the Guaranteed Obligations. 11. Payments. All sums payable under this Guaranty shall be paid in lawful money of the United States of America that at the time of payment is legal tender for the payment of public and private debts. 12. Controlling Agreement. It is not the intention of Administrative Agent, the Lenders or Guarantor to obligate Guarantor to pay interest in excess of that lawfully permitted to be paid by Guarantor under applicable Legal Requirements. Should it be determined that any portion of the Guaranteed Obligations or any other amount payable by Guarantor under this Guaranty constitutes interest in excess of the maximum amount of interest that Guarantor, in Guarantor’s capacity as guarantor, may lawfully be required to pay under applicable Legal Requirements, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable Legal Requirements. The provisions of this Section shall override and control all other provisions of this Guaranty and of any other agreement between Guarantor and Administrative Agent and Lenders. 13. Notices. Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Guaranty shall be given in accordance with the applicable terms and conditions of the Loan Agreement. Notices to Guarantor shall be addressed as follows: Pacific Oak SOR Properties, LLC c/o Pacific Oak Capital Advisors LLC 3200 Park Center Drive, Suite 800 8 Costa Mesa, CA 92626 Attention: Brian Ragsdale and Sheppard Mullin Richter & Hampton LLP 650 Town Center Drive, 10th Floor Costa Mesa, CA 92626-1993 Attention: Scott A. Morehouse, Esq. 14. Cumulative Rights. Subject to the applicable Legal Requirements, the exercise by Administrative Agent or any Lender of any right or remedy hereunder or under any other Loan Document, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Subject to the applicable Legal Requirements, the Administrative Agent and each Lender shall have all rights, remedies and recourses afforded to Administrative Agent by reason of this Guaranty or any other Loan Document or by law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Guarantor or others obligated for the Guaranteed Obligations, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole discretion of Administrative Agent and the Lenders, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantor that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of Guarantor or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by Administrative Agent or any Lender shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose. No notice to or demand on Guarantor in any case shall of itself entitle Guarantor to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty or any right, remedy or recourse of Administrative Agent and the Lenders with respect hereto, or any default or breach, can be waived, nor can this Guaranty or Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed, and delivered to Guarantor, by Administrative Agent. 15. Subrogation. Notwithstanding anything to the contrary contained herein, (a) Guarantor shall not have any right of subrogation in or under any of the Loan Documents or to participate in any way therein, or in any right, title or interest in and to any security or right of recourse for the Guaranteed Obligations, until the Obligations have been fully and finally paid, and (b) if Guarantor is or becomes an “insider” (as defined in Section 101 of

9 the Bankruptcy Code) with respect to Borrower, then Guarantor hereby irrevocably and absolutely waives any and all rights of contribution, indemnification, reimbursement or any similar rights against Borrower with respect to this Guaranty (including any right of subrogation, except to the extent of collateral held by Administrative Agent for the benefit of the Lenders), whether such rights arise under an express or implied contract or by operation of law for a period of one year and one day after the Obligations have been fully and finally paid. It is the intention of the parties that Guarantor shall not be deemed to be a “creditor” (as defined in Section 101 of the Bankruptcy Code) of Borrower by reason of the existence of this Guaranty in the event that Borrower or Guarantor becomes a debtor in any proceeding under the Bankruptcy Code. This waiver is given to induce the Lenders to restructure and increase the Loan contemplated by the Loan Agreement. 16. Further Assurances. Guarantor at Guarantor’s expense will promptly execute and deliver to Administrative Agent upon Administrative Agent’s written request all such other and further reasonably requested documents, agreements, and instruments in compliance with or accomplishment of the agreements of Guarantor under this Guaranty; provided, that the same does not increase the liabilities or obligations or decrease the rights of Guarantor hereunder by more than a de minimis amount. 17. No Fiduciary Relationship. The relationship between Administrative Agent, Lender and Guarantor is solely that of lender and guarantor. Neither Administrative Agent nor any Lender has a fiduciary or other special relationship with or duty to Guarantor and none is created hereby or may be inferred from any course of dealing or act or omission of Administrative Agent and/or Lenders. 18. Interpretation. If this Guaranty is signed by more than one Person as “Guarantor”, then the term “Guarantor” as used in this Guaranty shall refer to all such Persons jointly and severally, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Guaranty are made by and shall be binding upon each and every such undersigned Person, jointly and severally and Administrative Agent and the Lenders may pursue any Guarantor hereunder without being required (i) to pursue any other Guarantor hereunder or (ii) pursue rights and remedies under the Security Instrument and/or applicable Legal Requirements with respect to the Property or any other Loan Documents. 19. Time of Essence. Time shall be of the essence in this Guaranty with respect to all of Guarantor’s obligations hereunder. 20. Execution. This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which together shall constitute one and the same agreement. 21. Entire Agreement. This Guaranty embodies the entire agreement between Administrative Agent, the Lenders and Guarantor with respect to the guaranty by Guarantor of the Guaranteed Obligations. This Guaranty supersedes all prior agreements and understandings, if any, with respect to guaranty by Guarantor of the Guaranteed Obligations. No condition or conditions precedent to the effectiveness of this Guaranty 10 exist. This Guaranty shall be effective upon execution by Guarantor and delivery to Administrative Agent, for the benefit of Lenders. This Guaranty may not be modified, amended or superseded except in a writing signed by Administrative Agent and Guarantor referencing this Guaranty by its date and specifically identifying the portions hereof that are to be modified, amended or superseded. The Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. 22. WAIVER OF JURY TRIAL. GUARANTOR, AND BY ACCEPTANCE OF THIS GUARANTY, ADMINISTRATIVE AGENT AND THE LENDERS, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH GUARANTOR AND ADMINISTRATIVE AGENT MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS GUARANTY AND ANY OTHER LOAN DOCUMENT. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS GUARANTY. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTOR, LENDER AND ADMINISTRATIVE AGENT, AND GUARANTOR, AND BY ACCEPTANCE OF THIS GUARANTY, ADMINISTRATIVE AGENT AND LENDER, HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. ADMINISTRATIVE AGENT, LENDER AND GUARANTOR EACH FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. 23. Waivers. (a) Subject to applicable Legal Requirements, Guarantor hereby agrees that neither Administrative Agent’s or any Lender’s rights or remedies nor Guarantor’s obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and to the extent permitted under applicable law, the liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of (and Guarantor hereby waives any rights or protections related to): (i) except as expressly set forth herein, any limitation of liability or recourse in any other Loan Document or arising under any law; (ii) any claim or defense that this Guaranty was made without consideration or is not supported by adequate consideration; (iii) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations; (iv) any homestead exemption or any other similar exemption under applicable Legal Requirements and Guarantor hereby waives the benefit of any such exemption as 11 to the Guaranteed Obligations; (v) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations, including any impairment of Guarantor’s recourse against any Person or collateral; (vi) whether express or by operation of law, any partial release of the liability of Guarantor hereunder (other than as may be expressly provided for in such partial release in writing by Administrative Agent), or if one or more other guaranties are now or hereafter obtained by Administrative Agent or any Lender covering all or any part of the Guaranteed Obligations, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release or settlement of Borrower or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Obligations; (vii) the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations; (viii) either with or without notice to or consent of Guarantor: any renewal, extension, modification or rearrangement of the terms of any or all of the Guaranteed Obligations and/or any of the Loan Documents; (ix) any neglect, lack of diligence, delay, omission, failure, or refusal of Administrative Agent or any Lender to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Loan Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations; (x) any failure of Administrative Agent or any Lender to notify Guarantor of any creation, renewal, extension, rearrangement, modification, supplement, subordination, or assignment of the Guaranteed Obligations or any part thereof, or of any Loan Document, or of any release of or change in any security, or of any other action taken or refrained from being taken by Administrative Agent or any Lender against Borrower or any security or other recourse, or of any new agreement between Administrative Agent and Borrower, it being understood that, except as expressly set forth herein, Administrative Agent or any Lender shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations, any and all rights to notice Guarantor may have otherwise had being hereby waived by Guarantor, and Guarantor shall be responsible for obtaining for itself information regarding Borrower, including, but not limited to, any changes in the business or financial condition of Borrower, and Guarantor acknowledges and agrees that Administrative Agent or any Lender shall have no duty to notify Guarantor of any information 12 which Administrative Agent may have concerning Borrower; (xi) if for any reason that Administrative Agent is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Guaranteed Obligations or pay the amount thereof to someone else; (xii) the making of advances by Administrative Agent or any Lender to protect its interest in the Property, preserve the value of the Property or for the purpose of performing any term or covenant contained in any of the Loan Documents; (xiii) the existence of any claim, counterclaim (other than a compulsory counterclaim), set off, recoupment, reduction or defense (other than the defense of actual payment of the Guaranteed Obligations or the Obligations of Borrower) based upon any claim or other right that Guarantor may at any time have against Borrower, Administrative Agent, any Lender, or any other Person, whether or not arising in connection with this Guaranty, the Note, the Loan Agreement, or any other Loan Document; (xiv) the unenforceability of all or any part of the Obligations of Borrower against Borrower, whether because the Obligations of Borrower exceed the amount permitted by law or violate any usury law, or because the act of creating the Obligations of Borrower, or any part thereof, is ultra vires, or because the officers or Persons creating same acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower’s obligation ceases to exist by operation of law, or because of any other reason or circumstance (other than the actual payment), it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Obligations, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Guaranteed Obligations); (xv) any order, ruling or plan of reorganization emanating from proceedings under any bankruptcy or similar insolvency laws with respect to Borrower or any other Person, including any extension, reduction, composition, or other alteration of the Obligations, whether or not consented to by Administrative Agent or any Lender; and/or (xvi) any partial or total transfer, pledge and/or reconstitution of Borrower and/or any direct or indirect owner of Borrower (regardless of whether the same is permitted under the Loan Documents). (b) This Guaranty shall be effective as a waiver of, and each Guarantor hereby expressly waives to the extent permitted by Legal Requirements: (i) any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including any right or privilege, whether existing under statute, at law or in equity, to require Administrative Agent or any Lender to take prior recourse or proceedings against any collateral, security or Person whatsoever; and (ii) any right and/or requirement of or related to notice (except as set forth herein or in the other Loan Documents), presentment, protest, notice of protest, further notice of nonpayment, notice of dishonor, default, nonperformance, intent to accelerate, acceleration, existence of the Debt and/or any amendment or modification of the Debt.

13 24. Representations and Warranties of Guarantor. Guarantor hereby makes the following representations and warranties (each of which shall remain materially true and correct during the term hereof): (a) it is duly organized, validly existing and in good standing under the laws of its state of formation, and Guarantor has all requisite right and power to execute and deliver this Guaranty and to perform the Guaranteed Obligations; (b) the execution, delivery and performance of this Guaranty and the incurrence of the Guaranteed Obligations, now or hereafter owing, and the creation of liens on Guarantor’s assets (i) are within its powers and (ii) do not require any approval or consent of, or filing with, any governmental authority or other Person having jurisdiction over Guarantor (or such approvals and consents have been obtained and delivered to the Administrative Agent and the Lenders) and to Guarantor’s knowledge are not in contravention of any provision of law applicable to Guarantor; (c) this Guaranty and the other Loan Documents to which Guarantor is a party constitutes when delivered, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms, except as may be limited by laws affecting creditors rights generally or by generally applicable principles of equity; (d) Guarantor is not a party to any indenture, loan or credit agreement, or any lease or other agreement or instrument, or subject to any restriction, which is likely to have a Material Adverse Effect; (e) Guarantor has filed all tax returns which are required to be filed (or obtained proper extensions of time for the filing thereof) and has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to said returns or to assessments received; (f) the financial statements and other information pertaining to Guarantor submitted to Administrative Agent are true, complete and correct in all material respects and do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading; (g) there is no litigation, at law or in equity, or any proceeding before any federal, state, provincial or municipal board or other governmental or administrative agency pending or, to the knowledge of Guarantor, threatened, or any basis therefor, which involves a risk of any material judgment or liability not fully covered by insurance (other than any deductible) which is likely to be adversely determined and if so, would have a Material Adverse Effect, and no judgment, decree, or order of any federal, state, provincial or municipal court, board or other governmental or administrative agency has been issued against Guarantor which has a Material Adverse Effect; (h) the making of the Loan to Borrower will result in material benefits to Guarantor; (i) Guarantor (1) has not entered into this Guaranty or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and (2) has received reasonably equivalent value in exchange for the Guaranteed Obligations hereunder and under the Loan Documents; (j) Guarantor is not a “foreign person” within the meaning of Section 1445(1)(3) of the Internal Revenue Code; and (k) in addition, Guarantor hereby certifies that its financial statements provided to Administrative Agent in connection with the restructure and upsize of the Loan did not reflect any material assets held in a trust or in any similar legal entity. Each of the representations and covenants of and/or relating to Guarantor set forth in the other Loan Documents are hereby re-made by Guarantor and incorporated herein by reference as if fully set forth herein. 25. Financial Covenants of Guarantor 14 (a) Guarantor (i) shall keep and maintain complete and accurate books and records and (ii) shall permit Administrative Agent and any authorized representatives of Administrative Agent to have access to and to inspect, examine and make copies of the books and records, any and all accounts, data and other documents of Guarantor, at all reasonable times, during normal business hours, at Guarantor’s address for notices as set forth herein upon the giving of reasonable prior written notice of such intent. Guarantor shall also provide to Administrative Agent, within ten (10) Business Days following Administrative Agent’s reasonable prior written request, such proofs of payments, costs, expenses, revenues and earnings, and other documentation as Administrative Agent may reasonably request, from time to time, and with such other information, in such detail as may reasonably be required by Administrative Agent. (b) Administrative Agent shall have the right, at any time and from time to time upon the occurrence and continuance of an “Event of Default” hereunder or under the other Loan Documents, to audit the books and records of Guarantor. (c) During the term hereunder, Guarantor will furnish or cause to be furnished to Administrative Agent, as soon as available, and in any event within one hundred and twenty (120) days after the end of each calendar year, the annual financial statements of Guarantor, which financial statements shall be prepared by Guarantor and accompanied by an officer’s certificate executed by a duly authorized financial officer of Guarantor, as applicable, stating that such annual financial statements present fairly the financial condition and the results of operations of Guarantor, as applicable, in all material respects, and which shall include Guarantor’s balance sheet, tax returns (to the extent available; provided, however, that if Guarantor (or its parent(s), to the extent such tax returns are consolidated therewith) has filed for an extension of such tax returns for the applicable fiscal year, Guarantor agrees to deliver the same as soon as practicable following filing thereof by the extension deadline (such extension deadline not to be more than six (6) months after the original filing deadline)) and statements of net worth and contingent liabilities. All such financial statements shall (A) be certified by Guarantor to Administrative Agent as true and correct in all material respects and (B) contain such backup and/or supporting information as may be reasonably requested by Administrative Agent. In addition, Guarantor shall within thirty (30) days after written request by Administrative Agent, furnish to Administrative Agent any other financial information reasonably requested by Administrative Agent from time to time in respect of Guarantor. (d) During the term hereunder, Guarantor will furnish or cause to be furnished to Administrative Agent, within sixty (60) days after the end of each calendar quarter, a compliance certificate substantially in the form of Exhibit A hereto. (e) Guarantor hereby makes the following additional affirmative covenants: 15 (i) At all times throughout the Term of this Guaranty, Guarantor shall, in the aggregate, maintain Unencumbered Liquid Assets (as defined below) of not less than $10,000,000. (ii) Until the Initial Maturity Date, Guarantor shall maintain an aggregate Net Worth (as defined below) (the “Net Worth Threshold”) of not less than $100,000,000. From and after the Initial Maturity Date, until the remainder of the Term of this Guaranty, Guarantor shall maintain an aggregate Net Worth Threshold of not less than $75,000,000. (iii) As used above, the following terms shall have the following meanings: (1) “Net Worth” means with respect to any Person’s net worth as of a given date, calculated in accordance with Accounting Principles as to such Person’s total assets (including any Intangible Assets and Unencumbered Liquid Assets) minus its total liabilities and shall (A) be based on market valuations and (B) not include the value of the Property or Guarantor’s interest in the Property (or Guarantor’s indirect equity interest in the Borrower) or in any other asset that is part of the collateral for the Loan. Net Worth shall expressly include unfunded capital commitments in Guarantor (or its members) which capital commitments are unconditional, irrevocable and unpledged. (2) “Cash and Cash Equivalents” shall mean: (i) United States dollars and (ii) any of the following which may be liquidated without restrictions within ten (10) Business Days or less: (a) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than six (6) months from the date of acquisition; (b) certificates of deposit and Eurodollar time deposits with maturities of six (6) months or less from the date of acquisition, bankers’ acceptances with maturities not exceeding six months and overnight bank deposits, in each case, with any domestic commercial bank having capital and surplus in excess of $500 million and an S&P Certificate of Deposit Rating (short term) of A-1 or better or the equivalent by Moody’s; (c) repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in clauses (ii)(a) and (b) above entered into with any financial institution meeting the qualifications specified in clause (ii) (b) above; (d) commercial paper having the highest rating obtainable from Moody’s or S&P, and in each case maturing within six months after the date of acquisition; and (e) money market funds substantially all the assets of which are comprised of securities and other obligations of the types described in clauses (i) and (ii)(a) through (d) above. (3) “Intangible Assets” shall mean those assets of a Person (whether having determinate or indeterminate lives) that lack physical substance (other than accounts receivable) and that are considered under GAAP to be intangibles but, in any event, shall include, without limitation, goodwill, deferred financing costs, organizational costs and patent, copyright, franchise, trademark, customer contracts and relationships, covenants not to compete, technology and process costs and related amounts and capitalized research and development costs included on a balance sheet of such Person. 16 (4) “Unencumbered Liquid Assets” shall be determined by Administrative Agent in its reasonable discretion and shall mean the “liquid assets” of Guarantor, free and clear of all liens and shall include only the following assets of Guarantor as set forth on Guarantor’s balance sheet: (x) all Cash and Cash Equivalents, and (y) the following, to the extent acquired for investment or with a view to achieving trading profits (and which may be liquidated without restrictions within ten (10) Business Days or less): marketable securities owned of record and beneficially by Guarantor and which are freely tradeable, without any restriction on the New York Stock Exchange, the American Stock Exchange or NASDAQ, and (z) unfunded capital commitments in Guarantors which capital commitments are unconditional, irrevocable and unpledged. (iv) Guarantor shall not, at any time while a default in the payment of the Guaranteed Obligations has occurred and is continuing, either (i) enter into or effectuate any transaction with any Affiliate, including the payment of any dividend or distribution to a shareholder, or the redemption, retirement, purchase or other acquisition for consideration of any stock in Guarantor or (ii) sell, pledge, mortgage or otherwise transfer to any Person any of Guarantor’s assets, or any interest therein, in either case (i) or (ii) above, which could have the effect of reducing the Net Worth of Guarantor below the applicable Net Worth Threshold. 26. Transfer of Loan. (a) Subject to the terms of the Loan Agreement, Lender may, at any time, sell, transfer or assign the Note, the Loan Agreement, the Security Instrument, this Agreement and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the “Securities”). Lender may forward to each purchaser, transferee, assignee, servicer, participant or investor in such Securities or any credit rating agency (the foregoing entities hereinafter collectively referred to as the “Investor”) and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to Guarantor and the Property, whether furnished by Guarantor, any other guarantor or otherwise, as Lender determines necessary or desirable, provided that Lender shall direct the recipients to keep such information confidential. Guarantor agrees to reasonably cooperate with any Lender in connection with any transfer made or any Securities created pursuant to this Section, including, without limitation, the delivery of an estoppel certificate required in accordance with the Loan Agreement and such other documents as may be reasonably requested by such Lender. Guarantor shall also furnish, and Guarantor hereby consents to any Lender furnishing to such Investors or such prospective Investors, any and all information concerning the financial condition of the Guarantor and any and all information concerning the Property and the Leases as may be reasonably requested by such Lender, any Investor or any prospective Investor in connection with any sale, transfer or participation interest, provided that Lender shall direct the recipients to keep such information confidential. Notwithstanding anything to the contrary contained herein, Guarantor shall not be required to incur any costs of expenses in connection with its obligations arising under this Section 26(a) except for di minimis costs, which costs shall be included in the Borrower Transaction Cost Cap (as defined in Section 9.6 of the Loan Agreement).

17 (b) Upon any transfer or proposed transfer contemplated above and by Section 9.1 of the Loan Agreement, at Lender’s request, Guarantor shall provide an estoppel certificate to the Investor or any prospective Investor in such form, substance and detail as Lender, such Investor or prospective Investor may require. 27. Other Guaranties. The obligations of Guarantor hereunder are separate and distinct from, and in addition to (and shall not be limited by), the obligations of Guarantor now or hereafter arising under any other guaranties, including, without limitations, the Completion Guaranty, the Carry Guaranty, the Guaranty of Recourse Obligations, indemnification agreements or other agreements to which Guarantor is now or hereafter becomes a party in connection with the Loan Agreement (collectively, the “Other Guaranties”). Administrative Agent’s enforcement hereof, and receipt of any amounts hereunder with respect to the Guaranteed Obligations, shall not be limited by (a) any recovery of Administrative Agent under any of the Other Guaranties, (b) the receipt by Administrative Agent or any Lender of any amounts paid by Borrower, any Affiliate of Borrower or any other Person (other than a payment by a Guarantor of a claim expressly made by Administrative Agent or any Lender pursuant to this Guaranty) to Borrower with respect to the Loan, or (c) any recovery of Administrative Agent under any of the other Loan Documents. 28. New York Provisions. Guarantor acknowledges and agrees that this Guaranty is, and is intended to be, an instrument for the payment of money only, as such phrase is used in Section 3213 of the Civil Practice Law and Rules of the State of New York, that Guarantor has been fully advised by its counsel of Lender’s rights and remedies pursuant to such Section 3213 and that Guarantor expressly waives any right, and hereby agrees not, to assert that this Guaranty is not such an instrument. 29. Exculpation. Notwithstanding anything to the contrary contained in the Loan Documents, no direct or indirect shareholder, partner, member, principal, affiliate, employee, officer, director, agent or representative of Guarantor shall have any liability for, nor be joined as a party to any action with respect to or be required to make capital contributions or loans in order to fund (i) the payment of any sum of money which is or may be payable under this Guaranty, or (ii) the performance or discharge of any covenants, obligations or undertakings of any Guarantor under this Guaranty; provided that nothing contain in this Section 29 shall impair the liability of any Guarantor or Borrower under this Guaranty or the other Loan Documents to the extent applicable. 30. Termination. This Guaranty shall remain in full force and effect until such time as the earliest of (i) the Debt shall be indefeasibly paid in full, and (ii) the Guaranteed Obligations shall be fully and finally paid and performed. [NO FURTHER TEXT ON THIS PAGE] [Signature Page to Funding Guaranty] IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty under as of the date first written above. GUARANTOR: PACIFIC OAK SOR PROPERTIES, LLC, a Delaware limited liability company By: PACIFIC OAK SOR (BVI) HOLDINGS, LTD. a British Virgin Islands company limited by shares, its sole member By: PACIFIC OAK STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP, a Delaware limited partnership, its sole shareholder By: PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC. a Maryland corporation, its sole general partner By: /s/ Michael Bender Name: Michael A. Bender Title: Chief Financial Officer Exhibit A EXHIBIT A COMPLIANCE CERTIFICATE Guarantor Name: PACIFIC OAK SOR PROPERTIES, LLC Property Address: 110 William Street, New York, New York 10022 Guarantor is providing this Compliance Certificate in accordance with the terms of that certain Funding Guaranty, dated [__], 2023 (the “Guaranty”), made by Guarantor in favor of DEUTSCHE PFANDBRIEFBANK AG, a German bank (“Administrative Agent”) on behalf of the Lenders (as defined in the Guaranty). Capitalized terms used in this Compliance Certificate and not specifically defined herein have the meaning provided in the Guaranty. This Compliance Certificate covers the period from , 20__ through , 20____ , inclusive (“Covered Period”). Guarantor hereby represents, warrants and certifies to Administrative Agent and each Lender that, as of the date hereof (or such other date as may be specified below), and unless otherwise provided on Schedule A hereto: 1. No Default or Event of Default has occurred and is continuing. 2. Guarantor’s representations and warranties set forth in the Guaranty are true and correct in all material respects. 3. Guarantor’s Net Worth as of the end of the Covered Period is: Required: $[100,000,000.00]1 (together with [___] in the aggregate) Actual: 4. Guarantor’s Liquidity as of the end of the Covered Period is: Required: $10,000,000.00 (together with [____] in the aggregate) Actual: BY SIGNING BELOW, Guarantor certifies that (a) all information provided in this Compliance Certificate and Schedule A hereto (if attached) is true, accurate and correct in all material respects and does not omit any material fact that would make any statement false or misleading and (b) the undersigned representative is duly authorized to sign this Compliance Certificate on Guarantor’s behalf. [SIGNATURES ON THE FOLLOWING PAGE] 1 To be reduced after the initial thirty-six month period of the term of the Loan as per Section 25(e)(ii) of the Guaranty. 20 GUARANTOR: PACIFIC OAK SOR PROPERTIES, LLC, a Delaware limited liability company By: PACIFIC OAK SOR (BVI) HOLDINGS, LTD. a British Virgin Islands company limited by shares, its sole member By: PACIFIC OAK STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP, a Delaware limited partnership, its sole shareholder By: PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC. a Maryland corporation, its sole general partner By: Name: Michael A. Bender Title: Chief Financial Officer